SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 16, 2002

CAPITOL FEDERAL FINANCIAL

(Exact name of Registrant as specified in its Charter)

United States (State or other jurisdiction of incorporation)	0-24118 (Commission File Number)	48-1212142 (IRS Employer Identification Number)

700 Kansas Avenue   Topeka, Kansas 66603

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:

(785) 235-1341

N/A

(Former name or former address, if changed since last report)

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

                         (c) Exhibits:
              Exhibit 99 - Press Release dated September 16, 2002.

ITEM 9.   REGULATION FD DISCLOSURE.

                On September 16, 2002, the Registrant issued the press release attached hereto as Exhibit 99 announcing the sale of loans to Fannie Mae and the expected date of the Registrant's earnings release for the quarterly period and fiscal year ending September 30, 2002.

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SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

CAPITOL FEDERAL FINANCIAL

Date: September 19, 2002	By:	/s/ John B. Dicus John B. Dicus, President and Chief Operating Officer
Date: September 19, 2002	By:	/s/ Neil F. M. McKay Neil F. M. McKay, Executive Vice President and Chief Financial Officer

CERTIFICATION
              Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned hereby certifies in his capacity as an officer of Capitol Federal Financial (the "Company") that the Current Report of the Company on Form 8-K fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates indicated.

CAPITOL FEDERAL FINANCIAL

Date: September 19, 2002	By:	/s/ John B. Dicus John B. Dicus, President and Chief Operating Officer
Date: September 19, 2002	By:	/s/ Neil F. M. McKay Neil F. M. McKay, Executive Vice President and Chief Financial Officer

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